UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2020 (December 4, 2020)

INTERCONTINENTAL EXCHANGE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ICE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Director Appointment

Effective December 4, 2020, the Board of Directors (the “Board”) of Intercontinental Exchange, Inc. (“ICE”) increased the size of the Board from 12 to 14 directors pursuant to the provisions of ICE’s bylaws and appointed Shantella Cooper and Mark Mulhern as directors of ICE. Mr. Mulhern also serves as a director on the Board of Directors of Ellie Mae, Inc. (“Ellie Mae”), a subsidiary of ICE.

Ms. Cooper has served as the Executive Director of Atlanta Committee for Progress (ACP), a coalition of leading CEOs focused on critical issues for the City of Atlanta, since 2019. From 2016 to 2018, Ms. Cooper served as Chief Transformation Officer of WestRock Company, a paper and packaging solutions company. From 2011 to 2016, Ms. Cooper served as Vice President and General Manager of Lockheed Martin Aeronautics Company, an aerospace and defense contractor. Ms. Cooper currently serves on the Board of Directors of Atlantic Capital Bancshares, Inc. and Veritiv Corporation. In addition, she serves on the Board of Directors of Georgia Power Company, a subsidiary of Southern Company. Ms. Cooper earned a Bachelor of Arts degree in Biology and a Bachelor of Arts degree in Religion from Emory University and a Master of Business Administration from Emory University’s Goizueta Business School.

Mr. Mulhern has served as Executive Vice President and Chief Financial Officer of Highwoods Properties, Inc. (“Highwoods”), a publicly traded real estate investment trust, since September 2014. Mr. Mulhern previously served on Highwoods’ Board of Directors and Audit Committee from January 2012 through August 2014. Prior to joining Highwoods, Mr. Mulhern served as Executive Vice President and Chief Financial Officer of Exco Resources, Inc. (“Exco”). Prior to Exco, he served as Senior Vice President and Chief Financial Officer of Progress Energy, Inc. from 2008 until its merger with Duke Energy Corporation in 2012. Mr. Mulhern joined Progress Energy in 1996 as Vice President and Controller and served in a number of leadership roles. Mr. Mulhern currently serves on the Board of Directors of Barings BDC, Inc. Mr. Mulhern earned a Bachelor of Business Administration in Accounting from St. Bonaventure University and is a Certified Public Accountant.

The Nominating and Corporate Governance Committee and the Board of ICE have determined that Ms. Cooper and Mr. Mulhern each qualify as independent directors and meet the applicable independence requirements of ICE, the New York Stock Exchange and the Securities and Exchange Commission. Ms. Cooper and Mr. Mulhern are not parties to any transaction with ICE that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Ms. Cooper or Mr. Mulhern and any other persons pursuant to which either of them was selected as a director. As of the time of the filing of this Current Report on Form 8-K, the Board of ICE has not determined the committees, if any, to which Ms. Cooper or Mr. Mulhern may be appointed.

Ms. Cooper and Mr. Mulhern will participate in ICE’s non-employee director compensation arrangements, which provide for: (1) an annual cash retainer for Board service of $100,000 and (2) an annual grant of $185,000 in the form of ICE restricted stock units that vest one year from the date of grant with the number of units calculated at the time of grant by dividing the annual grant value by the closing price of ICE’s common stock on the date of grant. Mr. Mulhern will also participate in Ellie Mae’s non-employee director compensation arrangements, which provide for: (1) an annual cash retainer for service on the Board of Directors of Ellie Mae of $45,000; and (2) an annual cash retainer of $10,000 for service on the Risk Committee. In connection with their appointments to the Board, Ms. Cooper and Mr. Mulhern entered into the Agreement Relating to Noncompetition and Other Covenants with ICE, which all other non-employee directors of ICE are party to, which was previously disclosed in ICE’s Current Report on Form 8-K, filed on May 17, 2016.

If Ms. Cooper is appointed to serve on a committee of the Board of ICE, she will be entitled to additional cash compensation in connection with such committee service. If Mr. Mulhern is appointed to serve on a committee of the Board of ICE or an additional committee of the Board of Directors of Ellie Mae, he will be entitled to additional cash compensation in connection with such committee service. Ms. Cooper will also be reimbursed for reasonable out-of-pocket expenses incurred in connection with attending meetings of the Board of ICE. Mr. Mulhern will also be reimbursed for reasonable out-of-pocket expenses incurred in connection with attending meetings of the Board of ICE and the Board of Directors and Risk Committee of Ellie Mae.

Item 7.01 Regulation FD Disclosure

On December 7, 2020, ICE issued a press release announcing Ms. Cooper’s and Mr. Mulhern’s appointments to the Board. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

99.1	Press Release dated as of December 7, 2020.

104	The cover page from Intercontinental Exchange, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
General Counsel

Date: December 7, 2020